UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 26, 2015

SAEXPLORATION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35471
(Commission file number)

27-4867100
(I.R.S. Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices)(Zip Code)

(281) 258-4400
(Company's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. THESE STATEMENTS CAN BE IDENTIFIED BY THE USE OF WORDS OR PHRASES SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS.

THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING THE EXPECTED FUTURE PERFORMANCE OF SAEXPLORATION HOLDINGS, INC. (THE “COMPANY”). THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE COMPANY’S CONTROL AND DIFFICULT TO PREDICT. THESE RISKS AND CONTINGENCIES INCLUDE FLUCTUATIONS IN THE LEVELS OF EXPLORATION AND DEVELOPMENT ACTIVITY IN THE OIL AND GAS INDUSTRY, INTENSE INDUSTRY COMPETITION, A LIMITED NUMBER OF CUSTOMERS, NEED TO MANAGE RAPID GROWTH, DELAYS, REDUCTIONS OR CANCELLATIONS OF SERVICE CONTRACTS, OPERATIONAL DISRUPTIONS DUE TO SEASONALITY, WEATHER AND OTHER EXTERNAL FACTORS, CREW PRODUCTIVITY, THE AVAILABILITY OF CAPITAL RESOURCES, SUBSTANTIAL INTERNATIONAL BUSINESS EXPOSING THE COMPANY TO CURRENCY FLUCTUATIONS AND GLOBAL FACTORS INCLUDING ECONOMIC, POLITICAL AND MILITARY UNCERTAINTIES, THE NEED TO COMPLY WITH DIVERSE AND COMPLEX LAWS AND REGULATIONS, AND OTHER FACTORS SET FORTH IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND ATTRIBUTABLE TO THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 1.01. Entry into a Material Definitive Agreement.

 On August 26, 2015, SAExploration Holdings, Inc. (the “Company”) entered into a privately-negotiated exchange agreement (the “Exchange Agreement”) with certain funds managed by Fidelity Management & Research Company which hold the Company’s 10% Senior Secured Notes due 2019 (the “Holders”). Pursuant to the Exchange Agreement, the Holders exchanged an aggregate $10.0 million principal amount of such notes (the “Exchanged Notes”) for 2,366,307 shares of the Company’s common stock (the “Exchange”), as determined using a 30-day volume weighted average share price as of the date the Exchange Agreement was entered into. In connection with the Exchange, the Company paid all accrued unpaid interest on the Exchanged Notes to the Holders in cash, and the Exchanged Notes were cancelled.

The Exchange was made in reliance on the exemption from registration provided by Section 3(a)(9) under the Securities Act of 1933, as amended, as securities exchanged by the Company with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.
The foregoing summary of the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01 Other Events.

On August 26, 2015, the Company issued a press release announcing the Exchange Agreement and the Exchange. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Exchange Agreement by and among SAExploration Holdings, Inc., Fidelity Securities Fund: Fidelity Leveraged Company Stock Fund and Fidelity Advisor Series I: Fidelity Advisor Leveraged Company Stock Fund dated August 26, 2015.

99.1	Press release dated August 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2015	SAExploration Holdings, Inc.
	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Exchange Agreement by and among SAExploration Holdings, Inc., Fidelity Securities Fund: Fidelity Leveraged Company Stock Fund and Fidelity Advisor Series I: Fidelity Advisor Leveraged Company Stock Fund dated August 26, 2015.

99.1	Press release dated August 26, 2015.